UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2007
CKX, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17436	27-0118168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	650 Madison Avenue	10022
	New York, New York	(Zip Code)
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (212) 838-3100

(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Declaration of Dividend
On December 21, 2007, CKX, Inc. (“CKX”) set the record date for the distribution of shares of FX Real Estate and Entertainment Inc. (“FXRE”) stock to the CKX stockholders as December 31, 2007. Stockholders of CKX will receive, on the date the distribution is made, two shares of common stock of FXRE for every ten shares of common or preferred stock of CKX that they own as of December 31, 2007.
FXRE has filed a registration statement with the Securities and Exchange Commission (the “SEC”) to register the Shares to be distributed. The distribution will take place as soon as is commercially practicable after the date on which the registration statement is declared effective by the SEC.
The distribution of shares in FXRE is intended to give CKX stockholders an interest in FXRE’s location-based exploitation of CKX’s Elvis Presley and Muhammad Ali assets pursuant to the terms of FXRE’s license agreements with CKX and its subsidiaries.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated December 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CKX, INC.
	By:	/s/ Jason K. Horowitz

	Name:	Jason K. Horowitz
	Title:	Senior Vice President
DATE: December 21, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 21, 2007.